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                                  EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Health Express USA, Inc. (the "Company") on Form 10-QSB for the three month period ended September 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

              1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Health Express.


Date:    June 20, 2003                     By:      /s/ Douglas Baker
                                              -------------------------------
                                                    Douglas Baker
                                                    Chief Executive Officer


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